Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q22 Change
SELECTED INCOME STATEMENT DATA	1Q22		4Q21	3Q21		2Q21	1Q21	4Q21	1Q21
Reported Basis
Total net revenue	$30,717		$29,257	$29,647		$30,479	$32,266	5%	(5)%
Total noninterest expense	19,191		17,888	17,063		17,667	18,725	7	2
Pre-provision profit (a)	11,526		11,369	12,584		12,812	13,541	1	(15)
Provision for credit losses	1,463		(1,288)	(1,527)		(2,285)	(4,156)	NM	NM
NET INCOME	8,282		10,399	11,687		11,948	14,300	(20)	(42)

Managed Basis (b)
Total net revenue	31,590		30,349	30,441		31,395	33,119	4	(5)
Total noninterest expense	19,191		17,888	17,063		17,667	18,725	7	2
Pre-provision profit (a)	12,399		12,461	13,378		13,728	14,394	—	(14)
Provision for credit losses	1,463		(1,288)	(1,527)		(2,285)	(4,156)	NM	NM
NET INCOME	8,282		10,399	11,687		11,948	14,300	(20)	(42)

EARNINGS PER SHARE DATA
Net income: Basic	$2.64		$3.33	$3.74		$3.79	$4.51	(21)	(41)
Diluted	2.63		3.33	3.74		3.78	4.50	(21)	(42)
Average shares: Basic	2,977.0		2,977.3	2,999.9		3,036.6	3,073.5	—	(3)
Diluted	2,981.0		2,981.8	3,005.1		3,041.9	3,078.9	—	(3)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$400,379		$466,206	$483,748		$464,778	$460,820	(14)	(13)
Common shares at period-end	2,937.1		2,944.1	2,955.3		2,988.2	3,027.1	—	(3)
Book value per share	86.16		88.07	86.36		84.85	82.31	(2)	5
Tangible book value per share (“TBVPS”) (a)	69.58		71.53	69.87		68.91	66.56	(3)	5
Cash dividends declared per share	1.00		1.00	1.00	(f)	0.90	0.90	—	11

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	13%		16%	18%		18%	23%
Return on tangible common equity (“ROTCE”) (a)	16		19	22		23	29
Return on assets	0.86		1.08	1.24		1.29	1.61

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	11.9%	(e)	13.1%	12.9%		13.0%	13.1%
Tier 1 capital ratio	13.7	(e)	15.0	15.0		15.1	15.0
Total capital ratio	15.4	(e)	16.8	16.9		17.1	17.2
Tier 1 leverage ratio	6.2	(e)	6.5	6.6		6.6	6.7
Supplementary leverage ratio (“SLR”)	5.2	(e)	5.4	5.5		5.4	6.7

(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Quarterly ratios are based upon annualized amounts.
(d)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions which expired on December 31, 2021. Effective January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021 will be phased out at 25% per year over a three-year period. As of March 31, 2022, CET1 capital reflected the remaining 75%, or $2.2 billion, benefit associated with the CECL capital transition provisions. For the periods ended December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion, $3.3 billion, $3.8 billion and $4.5 billion, respectively. For the period ended March 31, 2021, the SLR reflected the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks. Refer to Capital Risk Management on pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(e)Estimated.
(f)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
									1Q22 Change
	1Q22		4Q21		3Q21		2Q21	1Q21	4Q21	1Q21
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,954,687		$3,743,567		$3,757,576		$3,684,256	$3,689,336	6%	7%
Loans:
Consumer, excluding credit card loans	312,489		323,306		328,164		329,685	324,908	(3)	(4)
Credit card loans	152,283		154,296		143,166		141,802	132,493	(1)	15
Wholesale loans	608,513		600,112		573,285		569,467	553,906	1	10
Total Loans	1,073,285		1,077,714		1,044,615		1,040,954	1,011,307	—	6

Deposits:
U.S. offices:
Noninterest-bearing	721,401		711,525	(d)	686,457	(d)	639,114	629,139	1	15
Interest-bearing	1,412,589		1,359,932	(d)	1,314,073	(d)	1,281,432	1,266,856	4	12
Non-U.S. offices:
Noninterest-bearing	27,542		26,229		28,589		24,723	22,661	5	22
Interest-bearing	399,675		364,617		373,234		359,948	359,456	10	11
Total deposits	2,561,207		2,462,303		2,402,353		2,305,217	2,278,112	4	12

Long-term debt	293,239		301,005		298,465		299,926	279,427	(3)	5
Common stockholders’ equity	253,061		259,289		255,203		253,548	249,151	(2)	2
Total stockholders’ equity	285,899		294,127		290,041		286,386	280,714	(3)	2

Loans-to-deposits ratio	42%		44%		43%		45%	44%

Headcount	273,948		271,025		265,790		260,110	259,350	1	6

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$63	(c)	$37		$36	(d)	$43	$106	70	(41)

LINE OF BUSINESS NET REVENUE (a)
Consumer & Community Banking	$12,229		$12,275		$12,521		$12,760	$12,517	—	(2)
Corporate & Investment Bank	13,529		11,534		12,396		13,214	14,605	17	(7)
Commercial Banking	2,398		2,612		2,520		2,483	2,393	(8)	—
Asset & Wealth Management	4,315		4,473		4,300		4,107	4,077	(4)	6
Corporate	(881)		(545)		(1,296)		(1,169)	(473)	(62)	(86)
TOTAL NET REVENUE	$31,590		$30,349		$30,441		$31,395	$33,119	4	(5)

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking (b)	$2,895		$4,147		$4,351		$5,645	$6,787	(30)	(57)
Corporate & Investment Bank (b)	4,385		4,543		5,647		5,020	5,924	(3)	(26)
Commercial Banking (b)	850		1,234		1,409		1,422	1,181	(31)	(28)
Asset & Wealth Management (b)	1,008		1,125		1,196		1,156	1,260	(10)	(20)
Corporate (b)	(856)		(650)		(916)		(1,295)	(852)	(32)	—
NET INCOME	$8,282		$10,399		$11,687		$11,948	$14,300	(20)	(42)

(a)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Refer to Corporate & Investment Bank credit portfolio VaR on page 17 for a further discussion of VaR.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q22 Change
REVENUE	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
Investment banking fees	$2,008	$3,494	$3,282	$3,470	$2,970	(43)%	(32)%
Principal transactions	5,105	2,182	3,546	4,076	6,500	134	(21)
Lending- and deposit-related fees	1,839	1,784	1,801	1,760	1,687	3	9
Asset management, administration and commissions	5,362	5,549	5,257	5,194	5,029	(3)	7
Investment securities gains/(losses)	(394)	52	(256)	(155)	14	NM	NM
Mortgage fees and related income	460	315	600	551	704	46	(35)
Card income	975	1,100	1,005	1,647	1,350	(11)	(28)
Other income	1,490	1,180	1,332	1,195	1,123	26	33
Noninterest revenue	16,845	15,656	16,567	17,738	19,377	8	(13)
Interest income	15,496	15,019	14,480	14,094	14,271	3	9
Interest expense	1,624	1,418	1,400	1,353	1,382	15	18
Net interest income	13,872	13,601	13,080	12,741	12,889	2	8
TOTAL NET REVENUE	30,717	29,257	29,647	30,479	32,266	5	(5)

Provision for credit losses	1,463	(1,288)	(1,527)	(2,285)	(4,156)	NM	NM

NONINTEREST EXPENSE
Compensation expense	10,787	9,065	9,087	9,814	10,601	19	2
Occupancy expense	1,134	1,202	1,109	1,090	1,115	(6)	2
Technology, communications and equipment expense	2,360	2,461	2,473	2,488	2,519	(4)	(6)
Professional and outside services	2,572	2,703	2,523	2,385	2,203	(5)	17
Marketing	920	947	712	626	751	(3)	23
Other expense (a)	1,418	1,510	1,159	1,264	1,536	(6)	(8)
TOTAL NONINTEREST EXPENSE	19,191	17,888	17,063	17,667	18,725	7	2
Income before income tax expense	10,063	12,657	14,111	15,097	17,697	(20)	(43)
Income tax expense	1,781	2,258	2,424	3,149	3,397	(21)	(48)
NET INCOME	$8,282	$10,399	$11,687	$11,948	$14,300	(20)	(42)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.64	$3.33	$3.74	$3.79	$4.51	(21)	(41)
Diluted earnings per share	2.63	3.33	3.74	3.78	4.50	(21)	(42)

FINANCIAL RATIOS
Return on common equity (b)	13%	16%	18%	18%	23%
Return on tangible common equity (b)(c)	16	19	22	23	29
Return on assets (b)	0.86	1.08	1.24	1.29	1.61
Effective income tax rate	17.7	17.8	17.2	20.9	19.2
Overhead ratio	62	61	58	58	58

(a)Included Firmwide legal expense of $119 million, $137 million, $76 million, $185 million and $28 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)Quarterly ratios are based upon annualized amounts.
(c)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Mar 31, 2022
								Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,		Mar 31,		Dec 31,	Mar 31,
	2022	2021	2021	2021		2021		2021	2021
ASSETS
Cash and due from banks	$26,165	$26,438	$25,857	$26,592		$25,397		(1)%	3%
Deposits with banks	728,367	714,396	734,012	678,829		685,675		2	6
Federal funds sold and securities purchased under
resale agreements	301,875	261,698	282,161	260,987		272,481		15	11
Securities borrowed	224,852	206,071	202,987	186,376		179,516		9	25
Trading assets:
Debt and equity instruments	437,892	376,494	447,993	454,268	(a)	475,156	(a)	16	(8)
Derivative receivables	73,636	57,081	67,908	66,320	(a)	68,896	(a)	29	7
Available-for-sale (“AFS”) securities	312,875	308,525	251,590	232,161		379,942		1	(18)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses	366,585	363,707	343,542	341,476		217,452		1	69
Investment securities, net of allowance for credit losses	679,460	672,232	595,132	573,637		597,394		1	14
Loans	1,073,285	1,077,714	1,044,615	1,040,954		1,011,307		—	6
Less: Allowance for loan losses	17,192	16,386	18,150	19,500		23,001		5	(25)
Loans, net of allowance for loan losses	1,056,093	1,061,328	1,026,465	1,021,454		988,306		—	7
Accrued interest and accounts receivable	152,207	102,570	116,395	125,253		114,754		48	33
Premises and equipment	26,916	27,070	26,996	26,631		26,926		(1)	—
Goodwill, MSRs and other intangible assets	58,485	56,691	56,566	54,655		54,588		3	7
Other assets	188,739	181,498	175,104	209,254		200,247		4	(6)
TOTAL ASSETS	$3,954,687	$3,743,567	$3,757,576	$3,684,256		$3,689,336		6	7

LIABILITIES
Deposits	$2,561,207	$2,462,303	$2,402,353	$2,305,217		$2,278,112		4	12
Federal funds purchased and securities loaned or sold
under repurchase agreements	223,858	194,340	254,920	245,437		304,019		15	(26)
Short-term borrowings	57,586	53,594	50,393	51,938		54,978		7	5
Trading liabilities:
Debt and equity instruments	144,280	114,577	126,058	127,822		130,909		26	10
Derivative payables	57,803	50,116	53,485	56,045		60,440		15	(4)
Accounts payable and other liabilities	320,671	262,755	268,604	297,082		285,066		22	12
Beneficial interests issued by consolidated VIEs	10,144	10,750	13,257	14,403		15,671		(6)	(35)
Long-term debt	293,239	301,005	298,465	299,926		279,427		(3)	5
TOTAL LIABILITIES	3,668,788	3,449,440	3,467,535	3,397,870		3,408,622		6	8

STOCKHOLDERS’ EQUITY
Preferred stock	32,838	34,838	34,838	32,838		31,563		(6)	4
Common stock	4,105	4,105	4,105	4,105		4,105		—	—
Additional paid-in capital	88,260	88,415	88,357	88,194		88,005		—	—
Retained earnings	277,177	272,268	265,276	256,983		248,151		2	12
Accumulated other comprehensive income/(loss)	(9,567)	(84)	963	2,570		1,041		NM	NM
Treasury stock, at cost	(106,914)	(105,415)	(103,498)	(98,304)		(92,151)		(1)	(16)
TOTAL STOCKHOLDERS’ EQUITY	285,899	294,127	290,041	286,386		280,714		(3)	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,954,687	$3,743,567	$3,757,576	$3,684,256		$3,689,336		6	7

(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
										1Q22 Change
AVERAGE BALANCES	1Q22	4Q21		3Q21		2Q21		1Q21		4Q21	1Q21
ASSETS
Deposits with banks	$742,311	$767,713		$756,653		$721,214		$631,606		(3)%	18%
Federal funds sold and securities purchased under resale agreements	294,951	268,953		262,679		255,831		289,763		10	2
Securities borrowed	218,030	207,059		189,418		190,785		175,019		5	25
Trading assets - debt instruments	272,116	260,555		275,860		277,024		322,648		4	(16)
Investment securities	671,165	642,675		565,344		585,084		582,460		4	15
Loans	1,068,637	1,060,254		1,042,591		1,024,633		1,013,524		1	5
All other interest-earning assets (a)	134,741	130,646		127,241		122,624		111,549		3	21
Total interest-earning assets	3,401,951	3,337,855		3,219,786		3,177,195		3,126,569		2	9
Trading assets - equity and other instruments	156,908	150,770		177,315		199,288	(g)	164,010	(g)	4	(4)
Trading assets - derivative receivables	67,334	66,024		65,574		70,212	(g)	74,730	(g)	2	(10)
All other noninterest-earning assets	280,595	277,006		262,544		281,992		247,532		1	13
TOTAL ASSETS	$3,906,788	$3,831,655		$3,725,219		$3,728,687		$3,612,841		2	8
LIABILITIES
Interest-bearing deposits	$1,781,320	$1,731,609	(g)	$1,677,837	(g)	$1,669,376		$1,610,467		3	11
Federal funds purchased and securities loaned or
sold under repurchase agreements	250,215	234,504		240,912		261,343		301,386		7	(17)
Short-term borrowings (b)	47,871	46,456		43,759		46,185		42,031		3	14
Trading liabilities - debt and all other interest-bearing liabilities (c)	263,025	246,675		241,297		246,666		230,922		7	14
Beneficial interests issued by consolidated VIEs	10,891	11,906		14,232		15,117		17,185		(9)	(37)
Long-term debt	254,180	255,710		257,593		248,552		239,398		(1)	6
Total interest-bearing liabilities	2,607,502	2,526,860		2,475,630		2,487,239		2,441,389		3	7
Noninterest-bearing deposits	734,233	736,203	(g)	691,622	(g)	654,419		614,165		—	20
Trading liabilities - equity and other instruments	43,394	40,645		35,505		35,397		35,029		7	24
Trading liabilities - derivative payables	54,522	55,063		55,907		62,533		67,960		(1)	(20)
All other noninterest-bearing liabilities	181,105	184,241		178,770		205,584		178,444		(2)	1
TOTAL LIABILITIES	3,620,756	3,543,012		3,437,434		3,445,172		3,336,987		2	9
Preferred stock	33,526	34,838		34,229		32,666		30,312		(4)	11
Common stockholders’ equity	252,506	253,805		253,556		250,849		245,542		(1)	3
TOTAL STOCKHOLDERS’ EQUITY	286,032	288,643		287,785		283,515		275,854		(1)	4
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,906,788	$3,831,655		$3,725,219		$3,728,687		$3,612,841		2	8

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	0.13%	0.09%		0.09%		0.06%		0.04%
Federal funds sold and securities purchased under resale agreements	0.55	0.47		0.35		0.27		0.33
Securities borrowed (e)	(0.16)	(0.28)		(0.15)		(0.19)		(0.18)
Trading assets - debt instruments	2.65	2.52		2.43		2.49		2.25
Investment securities	1.38	1.26		1.32		1.31		1.36
Loans	4.05	4.04		3.99		3.98		4.09
All other interest-earning assets (a)	0.97	0.87		0.64		0.66		0.72
Total interest-earning assets	1.86	1.80		1.80		1.79		1.87

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.04	0.03		0.03		0.03		0.04
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.19	0.13		0.20		0.09		0.02
Short-term borrowings (b)	0.32	0.26		0.26		0.30		0.31
Trading liabilities - debt and all other interest-bearing liabilities (c)(e)	0.30	0.20		0.09		0.08		0.05
Beneficial interests issued by consolidated VIEs	0.69	0.56		0.50		0.55		0.64
Long-term debt	1.72	1.61		1.62		1.70		1.92
Total interest-bearing liabilities	0.25	0.22		0.22		0.22		0.23

INTEREST RATE SPREAD	1.61	1.58		1.58		1.57		1.64
NET YIELD ON INTEREST-EARNING ASSETS	1.67	1.63		1.62		1.62		1.69
Memo: Net yield on interest-earning assets excluding Markets (f)	1.95	1.90		1.91		1.90		1.93
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(f)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.
(g)    Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
OTHER INCOME
Other income - reported (a)	$1,490	$1,180	$1,332	$1,195	$1,123	26%	33%
Fully taxable-equivalent adjustments (a)	775	984	690	807	744	(21)	4
Other income - managed	$2,265	$2,164	$2,022	$2,002	$1,867	5	21

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$16,845	$15,656	$16,567	$17,738	$19,377	8	(13)
Fully taxable-equivalent adjustments	775	984	690	807	744	(21)	4
Total noninterest revenue - managed	$17,620	$16,640	$17,257	$18,545	$20,121	6	(12)

NET INTEREST INCOME
Net interest income - reported	$13,872	$13,601	$13,080	$12,741	$12,889	2	8
Fully taxable-equivalent adjustments (a)	98	108	104	109	109	(9)	(10)
Net interest income - managed	$13,970	$13,709	$13,184	$12,850	$12,998	2	7

TOTAL NET REVENUE
Total net revenue - reported	$30,717	$29,257	$29,647	$30,479	$32,266	5	(5)
Fully taxable-equivalent adjustments	873	1,092	794	916	853	(20)	2
Total net revenue - managed	$31,590	$30,349	$30,441	$31,395	$33,119	4	(5)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,526	$11,369	$12,584	$12,812	$13,541	1	(15)
Fully taxable-equivalent adjustments	873	1,092	794	916	853	(20)	2
Pre-provision profit - managed	$12,399	$12,461	$13,378	$13,728	$14,394	—	(14)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$10,063	$12,657	$14,111	$15,097	$17,697	(20)	(43)
Fully taxable-equivalent adjustments	873	1,092	794	916	853	(20)	2
Income before income tax expense - managed	$10,936	$13,749	$14,905	$16,013	$18,550	(20)	(41)

INCOME TAX EXPENSE
Income tax expense - reported	$1,781	$2,258	$2,424	$3,149	$3,397	(21)	(48)
Fully taxable-equivalent adjustments	873	1,092	794	916	853	(20)	2
Income tax expense - managed	$2,654	$3,350	$3,218	$4,065	$4,250	(21)	(38)

OVERHEAD RATIO
Overhead ratio - reported	62%	61%	58%	58%	58%
Overhead ratio - managed	61	59	56	56	57

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,229	$12,275	$12,521	$12,760	$12,517	—%	(2)%
Corporate & Investment Bank	13,529	11,534	12,396	13,214	14,605	17	(7)
Commercial Banking	2,398	2,612	2,520	2,483	2,393	(8)	—
Asset & Wealth Management	4,315	4,473	4,300	4,107	4,077	(4)	6
Corporate	(881)	(545)	(1,296)	(1,169)	(473)	(62)	(86)
TOTAL NET REVENUE	$31,590	$30,349	$30,441	$31,395	$33,119	4	(5)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,720	$7,754	$7,238	$7,062	$7,202	—	7
Corporate & Investment Bank	7,298	5,827	5,871	6,523	7,104	25	3
Commercial Banking	1,129	1,059	1,032	981	969	7	17
Asset & Wealth Management	2,860	2,997	2,762	2,586	2,574	(5)	11
Corporate	184	251	160	515	876	(27)	(79)
TOTAL NONINTEREST EXPENSE	$19,191	$17,888	$17,063	$17,667	$18,725	7	2

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,509	$4,521	$5,283	$5,698	$5,315	—	(15)
Corporate & Investment Bank	6,231	5,707	6,525	6,691	7,501	9	(17)
Commercial Banking	1,269	1,553	1,488	1,502	1,424	(18)	(11)
Asset & Wealth Management	1,455	1,476	1,538	1,521	1,503	(1)	(3)
Corporate	(1,065)	(796)	(1,456)	(1,684)	(1,349)	(34)	21
PRE-PROVISION PROFIT	$12,399	$12,461	$13,378	$13,728	$14,394	—	(14)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$678	$(1,060)	$(459)	$(1,868)	$(3,602)	NM	NM
Corporate & Investment Bank	445	(126)	(638)	(79)	(331)	NM	NM
Commercial Banking	157	(89)	(363)	(377)	(118)	NM	NM
Asset & Wealth Management	154	(36)	(60)	(10)	(121)	NM	NM
Corporate	29	23	(7)	49	16	26	81
PROVISION FOR CREDIT LOSSES	$1,463	$(1,288)	$(1,527)	$(2,285)	$(4,156)	NM	NM

NET INCOME/(LOSS)
Consumer & Community Banking (a)	$2,895	$4,147	$4,351	$5,645	$6,787	(30)	(57)
Corporate & Investment Bank (a)	4,385	4,543	5,647	5,020	5,924	(3)	(26)
Commercial Banking (a)	850	1,234	1,409	1,422	1,181	(31)	(28)
Asset & Wealth Management (a)	1,008	1,125	1,196	1,156	1,260	(10)	(20)
Corporate (a)	(856)	(650)	(916)	(1,295)	(852)	(32)	—
TOTAL NET INCOME	$8,282	$10,399	$11,687	$11,948	$14,300	(20)	(42)

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2022
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2022		2021	2021	2021	2021	2021	2021
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$207,909	(e)	$213,942	$209,917	$209,010	$206,078	(3)%	1%
Tier 1 capital	240,077	(e)	246,162	244,207	241,356	237,333	(2)	1
Total capital	269,533	(e)	274,900	274,994	274,443	271,407	(2)	(1)
Risk-weighted assets	1,752,542	(e)	1,638,900	1,628,406	1,601,631	1,577,007	7	11
CET1 capital ratio	11.9%	(e)	13.1%	12.9%	13.0%	13.1%
Tier 1 capital ratio	13.7	(e)	15.0	15.0	15.1	15.0
Total capital ratio	15.4	(e)	16.8	16.9	17.1	17.2

Advanced
CET1 capital	$207,909	(e)	$213,942	$209,917	$209,010	$206,078	(3)	1
Tier 1 capital	240,077	(e)	246,162	244,207	241,356	237,333	(2)	1
Total capital	258,353	(e)	265,796	264,469	262,364	258,635	(3)	—
Risk-weighted assets	1,649,191	(e)	1,547,920	1,544,512	1,514,386	1,503,828	7	10
CET1 capital ratio	12.6%	(e)	13.8%	13.6%	13.8%	13.7%
Tier 1 capital ratio	14.6	(e)	15.9	15.8	15.9	15.8
Total capital ratio	15.7	(e)	17.2	17.1	17.3	17.2

Leverage-based capital metrics
Adjusted average assets (b)	$3,857,929	(e)	$3,782,035	$3,675,803	$3,680,830	$3,565,545	2	8
Tier 1 leverage ratio	6.2%	(e)	6.5%	6.6%	6.6%	6.7%

Total leverage exposure	$4,586,537	(e)	$4,571,789	$4,463,904	$4,456,557	$3,522,629	—	30
SLR	5.2%	(e)	5.4%	5.5%	5.4%	6.7%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$253,061		$259,289	$255,203	$253,548	$249,151	(2)	2
Less: Goodwill	50,298		50,315	50,313	49,256	49,243	—	2
Less: Other intangible assets	893		882	902	850	875	1	2
Add: Certain deferred tax liabilities (d)	2,496		2,499	2,500	2,461	2,457	—	2
Total tangible common equity	$204,366		$210,591	$206,488	$205,903	$201,490	(3)	1

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$252,506		$253,805	$253,556	$250,849	$245,542	(1)	3
Less: Goodwill	50,307		50,362	49,457	49,260	49,249	—	2
Less: Other intangible assets	896		896	849	864	891	—	1
Add: Certain deferred tax liabilities (d)	2,498		2,502	2,480	2,459	2,455	—	2
Total tangible common equity	$203,801		$205,049	$205,730	$203,184	$197,857	(1)	3

INTANGIBLE ASSETS (period-end)
Goodwill	$50,298		$50,315	$50,313	$49,256	$49,243	—	2
Mortgage servicing rights	7,294		5,494	5,351	4,549	4,470	33	63
Other intangible assets	893		882	902	850	875	1	2
Total intangible assets	$58,485		$56,691	$56,566	$54,655	$54,588	3	7

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions which expired on December 31, 2021. Effective January 1, 2022, the $2.9 billion CECL capital benefit recognized as of December 31, 2021 will be phased out at 25% per year over a three-year period. As of March 31, 2022, CET1 capital reflected the remaining 75%, or $2.2 billion, benefit associated with the CECL capital transition provisions. For the periods ended December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion, $3.3 billion, $3.8 billion and $4.5 billion, respectively. For the period ended March 31, 2021, the SLR reflected the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks. Refer to Capital Risk Management on pages 86-96 of the Firm’s 2021 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q22 Change
	1Q22	4Q21	3Q21		2Q21	1Q21	4Q21	1Q21
EARNINGS PER SHARE
Basic earnings per share
Net income	$8,282	$10,399	$11,687		$11,948	$14,300	(20)%	(42)%
Less: Preferred stock dividends	397	426	402		393	379	(7)	5
Net income applicable to common equity	7,885	9,973	11,285		11,555	13,921	(21)	(43)
Less: Dividends and undistributed earnings allocated to
participating securities	40	46	56		59	70	(13)	(43)
Net income applicable to common stockholders	$7,845	$9,927	$11,229		$11,496	$13,851	(21)	(43)

Total weighted-average basic shares outstanding	2,977.0	2,977.3	2,999.9		3,036.6	3,073.5	—	(3)
Net income per share	$2.64	$3.33	$3.74		$3.79	$4.51	(21)	(41)

Diluted earnings per share
Net income applicable to common stockholders	$7,845	$9,927	$11,229		$11,496	$13,851	(21)	(43)
Total weighted-average basic shares outstanding	2,977.0	2,977.3	2,999.9		3,036.6	3,073.5	—	(3)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.0	4.5	5.2		5.3	5.4	(11)	(26)
Total weighted-average diluted shares outstanding	2,981.0	2,981.8	3,005.1		3,041.9	3,078.9	—	(3)
Net income per share	$2.63	$3.33	$3.74		$3.78	$4.50	(21)	(42)

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	$1.00	(c)	$0.90	$0.90	—	11
Dividend payout ratio	38%	30%	27%		24%	20%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	18.1	12.1	33.4		39.5	34.7	50	(48)
Average price paid per share of common stock	$138.04	$165.47	$156.87		$156.83	$144.25	(17)	(4)
Aggregate repurchases of common stock	2,500	2,008	5,240		6,201	4,999	25	(50)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	11.0	1.1	0.5		0.6	12.3	NM	(11)
Net impact of employee issuances on stockholders’ equity (b)	$843	$147	$271		$276	$667	473	26

(a)As directed by the Federal Reserve, total net repurchases in the first and second quarters of 2021 were subject to certain restrictions. The Firm is authorized to purchase up to $30 billion of common shares under the current repurchase program. The Firm’s Board of Directors has authorized a new common equity share repurchase program up to $30 billion effective May 1, 2022 that will replace the current program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.
(c)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q22 Change
	1Q22	4Q21		3Q21	2Q21	1Q21	4Q21	1Q21
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$805	$753		$786	$753	$742	7%	8%
Asset management, administration and commissions	929	950		893	866	805	(2)	15
Mortgage fees and related income	456	312		596	548	703	46	(35)
Card income	590	675		651	1,238	999	(13)	(41)
All other income	1,122	1,144		1,212	1,321	1,339	(2)	(16)
Noninterest revenue	3,902	3,834		4,138	4,726	4,588	2	(15)
Net interest income	8,327	8,441		8,383	8,034	7,929	(1)	5
TOTAL NET REVENUE	12,229	12,275		12,521	12,760	12,517	—	(2)

Provision for credit losses	678	(1,060)		(459)	(1,868)	(3,602)	NM	NM

NONINTEREST EXPENSE
Compensation expense	3,171	3,177		3,012	2,977	2,976	—	7
Noncompensation expense (a)	4,549	4,577		4,226	4,085	4,226	(1)	8
TOTAL NONINTEREST EXPENSE	7,720	7,754		7,238	7,062	7,202	—	7

Income/(loss) before income tax expense/(benefit)	3,831	5,581		5,742	7,566	8,917	(31)	(57)
Income tax expense/(benefit) (b)	936	1,434		1,391	1,921	2,130	(35)	(56)
NET INCOME/(LOSS) (b)	$2,895	$4,147		$4,351	$5,645	$6,787	(30)	(57)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,062	$6,172		$6,157	$6,016	$5,635	(2)	8
Home Lending	1,169	1,084		1,400	1,349	1,458	8	(20)
Card & Auto	4,998	5,019		4,964	5,395	5,424	—	(8)

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	211	327		614	517	757	(35)	(72)
Net mortgage servicing revenue (c)	245	(15)		(18)	31	(54)	NM	NM
Mortgage fees and related income	$456	$312		$596	$548	$703	46	(35)

FINANCIAL RATIOS
ROE	23%	32%	(b)	34%	44%	54%
Overhead ratio	63	63		58	55	58

(a)Included depreciation expense on leased assets of $694 million, $767 million, $769 million, $856 million and $916 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Included MSR risk management results of $109 million, $(162) million, $(145) million, $(103) million and $(115) million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$486,183	$500,370	$493,169	$494,305	$487,978	(3)%	—%

Loans:
Consumer & Business Banking (a)	32,772	35,095	40,659	46,228	52,654	(7)	(38)
Home Lending (b)	172,025	180,529	179,489	179,371	178,776	(5)	(4)
Card	152,283	154,296	143,166	141,802	132,493	(1)	15
Auto	69,251	69,138	68,391	67,598	67,662	—	2
Total loans	426,331	439,058	431,705	434,999	431,585	(3)	(1)

Deposits	1,189,308	1,148,110	1,093,852	1,056,507	1,037,903	4	15
Equity	50,000	50,000	50,000	50,000	50,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$488,967	$497,675	$491,512	$485,209	$484,524	(2)	1

Loans:
Consumer & Business Banking	33,742	37,299	43,256	49,356	49,868	(10)	(32)
Home Lending (c)	176,488	183,343	181,150	177,444	182,247	(4)	(3)
Card	149,398	148,471	141,950	136,149	134,884	1	11
Auto	69,250	68,549	67,785	67,183	66,960	1	3
Total loans	428,878	437,662	434,141	430,132	433,959	(2)	(1)

Deposits	1,153,513	1,114,329	1,076,323	1,047,771	979,686	4	18
Equity	50,000	50,000	50,000	50,000	50,000	—	—

Headcount	129,268	128,863	126,586	125,300	126,084	—	3

(a)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021 included $2.9 billion, $5.4 billion, $11.1 billion, $16.7 billion and $23.4 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, Home Lending loans held-for-sale and loans at fair value were $5.8 billion, $14.9 billion, $14.5 billion, $16.5 billion and $13.2 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $10.8 billion, $17.8 billion, $17.1 billion, $14.2 billion and $12.5 billion for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$4,531	$4,875	$5,000	$5,256	$5,507 (g)	(7)%	(18)%
Net charge-offs/(recoveries)
Consumer & Business Banking	89	86	66	72	65	3	37
Home Lending	(69)	(71)	(74)	(79)	(51)	3	(35)
Card	506	479	495	755	983	6	(49)
Auto	27	21	4	(16)	26	29	4
Total net charge-offs/(recoveries)	$553	$515	$491	$732	$1,023	7	(46)
Net charge-off/(recovery) rate
Consumer & Business Banking (d)	1.07%	0.91%	0.61%	0.59%	0.53%
Home Lending	(0.17)	(0.17)	(0.18)	(0.19)	(0.12)
Card	1.37	1.28	1.39	2.24	2.97
Auto	0.16	0.12	0.02	(0.10)	0.16
Total net charge-off/(recovery) rate	0.54	0.49	0.47	0.71	0.99

30+ day delinquency rate (e)
Home Lending (f)	1.03%	1.25%	1.06%	1.08%	1.07%
Card	1.09	1.04	1.00	1.01	1.40
Auto	0.57	0.64	0.46	0.42	0.42

90+ day delinquency rate - Card (e)	0.54	0.50	0.49	0.54	0.80

Allowance for loan losses
Consumer & Business Banking	$697	$697	$797	$897	$1,022	—	(32)
Home Lending	785	660	630	630	1,238	19	(37)
Card	10,250	10,250	11,650	12,500	14,300	—	(28)
Auto	738	733	813	817	892	1	(17)
Total allowance for loan losses	$12,470	$12,340	$13,890	$14,844	$17,452	1	(29)

(a)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $315 million, $342 million, $355 million, $397 million and $458 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At March 31, 2022, December 31, 2021 and September 30, 2021, nonaccrual loans excluded $179 million, $506 million and $5 million of PPP loans 90 or more days past due and guaranteed by the SBA, respectively. There were no PPP loans 90 or more days past due in all other periods presented.
(c)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit.
(d)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021 included $2.9 billion, $5.4 billion, $11.1 billion, $16.7 billion and $23.4 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(e)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $728 million, $1.1 billion, $3.1 billion, $5.2 billion and $8.1 billion in Home Lending, respectively; (2) $15 million, $46 million, $53 million, $55 million and $105 million in Card, respectively; and (3) $45 million, $115 million, $112 million, $89 million and $127 million in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(f)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $370 million, $405 million, $432 million, $483 million and $557 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 30 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation.
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
															1Q22 Change
	1Q22		4Q21				3Q21		2Q21			1Q21			4Q21	1Q21
BUSINESS METRICS
Number of:
Branches	4,810		4,790				4,854		4,869			4,872			—%	(1)%
Active digital customers (in thousands) (a)	60,286		58,857				57,961		56,915			56,671			2	6
Active mobile customers (in thousands) (b)	46,527		45,452				44,333		42,896			41,872			2	11

Debit and credit card sales volume (in billions)	$351.5		$376.2				$349.9		$344.3			$290.3			(7)	21

Consumer & Business Banking
Average deposits	$1,136,115		$1,094,442				$1,056,254		$1,028,459			$960,662			4	18
Deposit margin	1.22%		1.22%				1.29%		1.28%			1.29%
Business banking origination volume	$1,028		$866				$835		$2,180		(g)	$10,035		(g)	19	(90)
Client investment assets (c)	696,316		718,051				681,491		673,675			636,962			(3)	9
Number of client advisors	4,816		4,725				4,689		4,571			4,500			2	7

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$15.1		$22.4				$23.7		$22.7			$23.0			(33)	(34)
Correspondent	9.6		19.8				17.9		16.9			16.3			(52)	(41)
Total mortgage origination volume (d)	$24.7		$42.2				$41.6		$39.6			$39.3			(41)	(37)
Third-party mortgage loans serviced (period-end)	575.4		519.2		(f)		509.3		463.9			443.2			11	30
MSR carrying value (period-end)	7.3		5.5				5.3		4.5			4.5			33	62
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	1.27%		1.06%			(f)	1.04%		0.97%			1.02%
MSR revenue multiple (e)	4.70	x	3.79	x	(f)		3.85	x	3.59	x		3.78	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$236.4		$254.1				$232.0		$223.7			$183.7			(7)	29
Net revenue rate	9.87%		9.61%				9.74%		11.32%			11.53%

Auto
Loan and lease origination volume (in billions)	$8.4		$8.5				$11.5		$12.4			$11.2			(1)	(25)
Average auto operating lease assets	16,423		17,629				18,753		19,608			20,300			(7)	(19)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(d)Firmwide mortgage origination volume was $30.2 billion, $48.2 billion, $46.1 billion, $44.9 billion and $43.2 billion for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(e)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(f)Prior-period amounts have been revised to conform with the current presentation.
(g)Included $1.3 billion and $9.3 billion of origination volume under the PPP for the three months ended June 30, 2021 and March 31, 2021, respectively. The program ended on May 31, 2021 for new applications and there was no origination volume under the PPP for all other periods presented. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
								1Q22 Change
	1Q22	4Q21		3Q21	2Q21	1Q21		4Q21	1Q21
INCOME STATEMENT
REVENUE
Investment banking fees	$2,050	$3,502		$3,297	$3,572	$2,988		(41)%	(31)%
Principal transactions	5,223	2,116		3,577	4,026	6,045		147	(14)
Lending- and deposit-related fees	641	654		634	633	593		(2)	8
Asset management, administration and commissions	1,339	1,252		1,240	1,246	1,286		7	4
All other income	704	624		313	435	176		13	300
Noninterest revenue	9,957	8,148		9,061	9,912	11,088		22	(10)
Net interest income	3,572	3,386		3,335	3,302	3,517		5	2
TOTAL NET REVENUE (a)	13,529	11,534		12,396	13,214	14,605		17	(7)

Provision for credit losses	445	(126)		(638)	(79)	(331)		NM	NM

NONINTEREST EXPENSE
Compensation expense	4,006	2,358		2,827	3,582	4,329		70	(7)
Noncompensation expense	3,292	3,469		3,044	2,941	2,775		(5)	19
TOTAL NONINTEREST EXPENSE	7,298	5,827		5,871	6,523	7,104		25	3

Income before income tax expense	5,786	5,833		7,163	6,770	7,832		(1)	(26)
Income tax expense (b)	1,401	1,290		1,516	1,750	1,908		9	(27)
NET INCOME (b)	$4,385	$4,543		$5,647	$5,020	$5,924		(3)	(26)

FINANCIAL RATIOS
ROE	17%	21%	(b)	26%	23%	28%	(b)
Overhead ratio	54	51		47	49	49
Compensation expense as percentage of total net revenue	30	20		23	27	30

REVENUE BY BUSINESS
Investment Banking	$2,057	$3,206		$3,025	$3,424	$2,851		(36)	(28)
Payments	1,854	1,801		1,624	1,453	1,392		3	33
Lending	321	263		244	229	265		22	21
Total Banking	4,232	5,270		4,893	5,106	4,508		(20)	(6)
Fixed Income Markets	5,698	3,334		3,672	4,098	5,761		71	(1)
Equity Markets	3,055	1,954		2,597	2,689	3,289		56	(7)
Securities Services	1,068	1,064		1,126	1,088	1,050		—	2
Credit Adjustments & Other (c)	(524)	(88)		108	233	(3)		(495)	NM
Total Markets & Securities Services	9,297	6,264		7,503	8,108	10,097		48	(8)
TOTAL NET REVENUE	$13,529	$11,534		$12,396	$13,214	$14,605		17	(7)

(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $737 million, $923 million, $641 million, $763 million and $703 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
								1Q22 Change
	1Q22	4Q21	3Q21	2Q21		1Q21		4Q21	1Q21
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,460,463	$1,259,896	$1,355,752	$1,363,992		$1,355,123		16%	8%
Loans:
Loans retained (a)	167,791	159,786	151,211	144,764		134,134		5	25
Loans held-for-sale and loans at fair value (b)	47,260	50,386	52,436	56,668		45,846		(6)	3
Total loans	215,051	210,172	203,647	201,432		179,980		2	19

Equity	103,000	83,000	83,000	83,000		83,000		24	24

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,407,835	$1,341,267	$1,331,240	$1,371,218		$1,293,864		5	9
Trading assets - debt and equity instruments	419,346	407,656	442,623	473,875	(h)	468,976	(h)	3	(11)
Trading assets - derivative receivables	66,692	65,365	64,730	69,392	(h)	73,452	(h)	2	(9)
Loans:
Loans retained (a)	160,976	153,595	149,826	140,096		136,794		5	18
Loans held-for-sale and loans at fair value (b)	51,398	52,429	53,712	52,376		45,671		(2)	13
Total loans	212,374	206,024	203,538	192,472		182,465		3	16

Equity	103,000	83,000	83,000	83,000		83,000		24	24

Headcount (c)	68,292	67,546	66,267	64,261		62,772		1	9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$20	$23	$2	$(12)		$(7)		(13)	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (d)	871	584	547	783		842		49	3
Nonaccrual loans held-for-sale and loans at fair value (e)	949	844	1,234	1,187		1,266		12	(25)
Total nonaccrual loans	1,820	1,428	1,781	1,970		2,108		27	(14)

Derivative receivables	597	316	393	481		284		89	110
Assets acquired in loan satisfactions	91	91	95	95		97		—	(6)
Total nonperforming assets	2,508	1,835	2,269	2,546		2,489		37	1
Allowance for credit losses:
Allowance for loan losses	1,687	1,348	1,442	1,607		1,982		25	(15)
Allowance for lending-related commitments	1,459	1,372	1,426	1,902		1,602		6	(9)
Total allowance for credit losses	3,146	2,720	2,868	3,509		3,584		16	(12)

Net charge-off/(recovery) rate (a)(f)	0.05%	0.06%	0.01%	(0.03)%		(0.02)%
Allowance for loan losses to period-end loans retained (a)	1.01	0.84	0.95	1.11		1.48
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (g)	1.31	1.12	1.29	1.53		2.06
Allowance for loan losses to nonaccrual loans retained (a)(d)	194	231	264	205		235
Nonaccrual loans to total period-end loans	0.85	0.68	0.87	0.98		1.17

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)During the six months ended June 30, 2021, 1,155 technology and risk management employees transferred from Corporate to CIB.
(d)Allowance for loan losses of $226 million, $58 million, $138 million, $180 million and $174 million were held against nonaccrual loans at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(e)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $283 million, $281 million, $289 million, $316 million and $340 million, respectively. These amounts have been excluded based upon the government guarantee.
(f)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(g)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(h)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
BUSINESS METRICS
Advisory	$801	$1,557	$1,228	$916	$680	(49)%	18%
Equity underwriting	249	802	1,032	1,063	1,056	(69)	(76)
Debt underwriting	1,000	1,143	1,037	1,593	1,252	(13)	(20)
Total investment banking fees	$2,050	$3,502	$3,297	$3,572	$2,988	(41)	(31)

Client deposits and other third-party liabilities (average) (a)	709,121	717,496	714,376	721,882	705,764	(1)	—

Merchant processing volume (in billions) (b)	490.2	514.9	470.9	475.2	425.7	(5)	15

Assets under custody (“AUC”) (period-end) (in billions)	$31,571	$33,221	$31,962	$32,122	$31,251	(5)	1

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$47	$39	$38	$39	$125	21	(62)
Foreign exchange	4	4	5	6	11	—	(64)
Equities	12	12	11	18	22	—	(45)
Commodities and other	15	12	11	22	33	25	(55)
Diversification benefit to CIB trading VaR (d)	(33)	(31)	(33)	(44)	(90)	(6)	63
CIB trading VaR (c)	45	36	32	41	101	25	(55)
Credit portfolio VaR (e)	29	5	5	6	8	480	263
Diversification benefit to CIB VaR (d)	(10)	(4)	(4)	(6)	(10)	(150)	—
CIB VaR	$64	$37	$33	$41	$99	73	(35)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 135–137 of the Firm’s 2021 Form 10-K for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. Due to recent market conditions, including commodity related price volatility, the credit risk component of CVA relating to certain single-name derivative exposures has been removed from VaR and will be reflected in Other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q22 Change
	1Q22	4Q21		3Q21	2Q21	1Q21	4Q21	1Q21
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$364	$356		$355	$350	$331	2%	10%
All other income	503	718		633	600	586	(30)	(14)
Noninterest revenue	867	1,074		988	950	917	(19)	(5)
Net interest income	1,531	1,538		1,532	1,533	1,476	—	4
TOTAL NET REVENUE (a)	2,398	2,612		2,520	2,483	2,393	(8)	—

Provision for credit losses	157	(89)		(363)	(377)	(118)	NM	NM

NONINTEREST EXPENSE
Compensation expense	553	496		511	484	482	11	15
Noncompensation expense	576	563		521	497	487	2	18
TOTAL NONINTEREST EXPENSE	1,129	1,059		1,032	981	969	7	17

Income/(loss) before income tax expense/(benefit)	1,112	1,642		1,851	1,879	1,542	(32)	(28)
Income tax expense/(benefit) (b)	262	408		442	457	361	(36)	(27)
NET INCOME (b)	$850	$1,234		$1,409	$1,422	$1,181	(31)	(28)

REVENUE BY PRODUCT
Lending	$1,105	$1,151		$1,138	$1,172	$1,168	(4)	(5)
Payments	981	949		947	914	843	3	16
Investment banking (c)	260	475		416	370	350	(45)	(26)
Other	52	37		19	27	32	41	63
TOTAL NET REVENUE (a)	$2,398	$2,612		$2,520	$2,483	$2,393	(8)	—

Investment banking revenue, gross (d)	$729	$1,456		$1,343	$1,164	$1,129	(50)	(35)

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$980	$1,062		$1,017	$1,009	$916	(8)	7
Corporate Client Banking	830	928		878	851	851	(11)	(2)
Commercial Real Estate Banking	581	614		602	599	604	(5)	(4)
Other	7	8		23	24	22	(13)	(68)
TOTAL NET REVENUE (a)	$2,398	$2,612		$2,520	$2,483	$2,393	(8)	—

FINANCIAL RATIOS
ROE	13%	19%	(b)	22%	23%	19%
Overhead ratio	47	41		41	40	40

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $69 million, $99 million, $80 million, $78 million and $73 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Refer to page 61 of the Firm’s 2021 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$235,127	$230,776	$227,670	$226,022	$223,583	2%	5%
Loans:
Loans retained	213,073	206,220	201,283	200,929	202,975	3	5
Loans held-for-sale and loans at fair value	1,743	2,223	3,412	3,381	2,884	(22)	(40)
Total loans	$214,816	$208,443	$204,695	$204,310	$205,859	3	4
Equity	25,000	24,000	24,000	24,000	24,000	4	4

Period-end loans by client segment
Middle Market Banking (a)	$64,306	$61,159	$58,918	$59,314	$59,983	5	7
Corporate Client Banking	46,720	45,315	45,107	44,866	45,540	3	3
Commercial Real Estate Banking	103,685	101,751	100,458	99,858	100,035	2	4
Other	105	218	212	272	301	(52)	(65)
Total loans (a)	$214,816	$208,443	$204,695	$204,310	$205,859	3	4

SELECTED BALANCE SHEET DATA (average)
Total assets	$233,474	$227,308	$222,760	$226,562	$225,574	3	4
Loans:
Loans retained	208,540	201,676	199,789	202,102	204,164	3	2
Loans held-for-sale and loans at fair value	2,147	3,958	2,790	3,150	2,578	(46)	(17)
Total loans	$210,687	$205,634	$202,579	$205,252	$206,742	2	2
Client deposits and other third-party liabilities	316,921	323,821	300,595	290,250	290,992	(2)	9
Equity	25,000	24,000	24,000	24,000	24,000	4	4

Average loans by client segment
Middle Market Banking	$62,437	$59,784	$59,032	$61,698	$60,011	4	4
Corporate Client Banking	45,595	44,976	43,330	43,440	45,719	1	—
Commercial Real Estate Banking	102,498	100,682	100,120	99,864	100,661	2	2
Other	157	192	97	250	351	(18)	(55)
Total loans	$210,687	$205,634	$202,579	$205,252	$206,742	2	2

Headcount	13,220	12,902	12,584	12,163	11,748	2	13

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$6	$8	$31	$3	$29	(25)	(79)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)(c)	751	740	735	1,006	1,134	1	(34)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	2	—	—	—
Total nonaccrual loans	751	740	735	1,008	1,134	1	(34)

Assets acquired in loan satisfactions	17	17	16	17	24	—	(29)
Total nonperforming assets	768	757	751	1,025	1,158	1	(34)
Allowance for credit losses:
Allowance for loan losses	2,357	2,219	2,354	2,589	3,086	6	(24)
Allowance for lending-related commitments	762	749	711	870	753	2	1
Total allowance for credit losses	3,119	2,968	3,065	3,459	3,839	5	(19)

Net charge-off/(recovery) rate (d)	0.01%	0.02%	0.06%	0.01%	0.06%
Allowance for loan losses to period-end loans retained	1.11	1.08	1.17	1.29	1.52
Allowance for loan losses to nonaccrual loans retained (b)	314	300	320	257	272
Nonaccrual loans to period-end total loans	0.35	0.36	0.36	0.49	0.55

(a)At March 31, 2022, December 31,2021, September 30, 2021, June 30, 2021 and March 31, 2021, total loans included $640 million, $1.2 billion, $2.0 billion, $5.0 billion and $7.4 billion of loans, respectively, under the PPP, of which $604 million, $1.1 billion, $1.9 billion, $4.9 billion and $7.2 billion were in Middle Market Banking. Refer to page 109 of the Firm’s 2021 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $104 million, $124 million, $123 million, $188 million and $227 million was held against nonaccrual loans retained at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(c)At March 31, 2022 and December 31, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $50 million and $114 million, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
								1Q22 Change
	1Q22	4Q21		3Q21	2Q21	1Q21		4Q21	1Q21
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$3,115	$3,330		$3,096	$3,019	$2,888		(6)%	8%
All other income	124	118		216	146	258		5	(52)
Noninterest revenue	3,239	3,448		3,312	3,165	3,146		(6)	3
Net interest income	1,076	1,025		988	942	931		5	16
TOTAL NET REVENUE	4,315	4,473		4,300	4,107	4,077		(4)	6

Provision for credit losses	154	(36)		(60)	(10)	(121)		NM	NM

NONINTEREST EXPENSE
Compensation expense	1,530	1,560		1,387	1,356	1,389		(2)	10
Noncompensation expense	1,330	1,437		1,375	1,230	1,185		(7)	12
TOTAL NONINTEREST EXPENSE	2,860	2,997		2,762	2,586	2,574		(5)	11

Income before income tax expense	1,301	1,512		1,598	1,531	1,624		(14)	(20)
Income tax expense (a)	293	387		402	375	364		(24)	(20)
NET INCOME (a)	$1,008	$1,125		$1,196	$1,156	$1,260		(10)	(20)

REVENUE BY LINE OF BUSINESS
Asset Management	$2,314	$2,488		$2,337	$2,236	$2,185		(7)	6
Global Private Bank	2,001	1,985		1,963	1,871	1,892		1	6
TOTAL NET REVENUE	$4,315	$4,473		$4,300	$4,107	$4,077		(4)	6

FINANCIAL RATIOS
ROE	23%	31	% (a)	33%	32%	36	% (a)
Overhead ratio	66	67		64	63	63
Pretax margin ratio:
Asset Management	33	32		36	37	35
Global Private Bank	27	36		38	38	45
Asset & Wealth Management	30	34		37	37	40

Headcount	23,366	22,762		22,051	20,866	20,578		3	14

Number of Global Private Bank client advisors	2,798	2,738		2,646	2,435	2,462		2	14

(a)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21		4Q21	1Q21
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$233,070	$234,425	$221,702	$217,284	$213,088		(1)%	9%
Loans	215,130	218,271	202,871	198,683	192,256		(1)	12
Deposits	287,293	282,052	242,309	217,488	217,460		2	32
Equity	17,000	14,000	14,000	14,000	14,000		21	21

SELECTED BALANCE SHEET DATA (average)
Total assets	$232,310	$227,597	$219,022	$214,384	$207,505		2	12
Loans	214,611	209,169	200,635	195,171	188,726		3	14
Deposits	287,756	264,580	229,710	219,699	206,562		9	39
Equity	17,000	14,000	14,000	14,000	14,000		21	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(1)	$4	$(1)	$12	$11		NM	NM
Nonaccrual loans	626	708	686	792	917	(a)	(12)	(32)
Allowance for credit losses:
Allowance for loan losses	516	365	402	458	479		41	8
Allowance for lending-related commitments	19	18	20	25	25		6	(24)
Total allowance for credit losses	535	383	422	483	504		40	6
Net charge-off/(recovery) rate	—%	0.01%	—%	0.02%	0.02%
Allowance for loan losses to period-end loans	0.24	0.17	0.20	0.23	0.25
Allowance for loan losses to nonaccrual loans	82	52	59	58	52	(a)
Nonaccrual loans to period-end loans	0.29	0.32	0.34	0.40	0.48	(a)

(a)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2022
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2022	2021	2021	2021	2021	2021	2021
Assets by asset class
Liquidity	$657	$708	$685	$698	$686	(7)%	(4)%
Fixed income	657	693	695	688	662	(5)	(1)
Equity	739	779	725	725	661	(5)	12
Multi-asset	699	732	702	702	669	(5)	4
Alternatives	208	201	189	174	155	3	34
TOTAL ASSETS UNDER MANAGEMENT	2,960	3,113	2,996	2,987	2,833	(5)	4
Custody/brokerage/administration/deposits	1,156	1,182	1,100	1,057	995	(2)	16
TOTAL CLIENT ASSETS (a)	$4,116	$4,295	$4,096	$4,044	$3,828	(4)	8

Assets by client segment
Private Banking	$777	$805	$773	$752	$718	(3)	8
Global Institutional	1,355	1,430	1,375	1,383	1,320	(5)	3
Global Funds	828	878	848	852	795	(6)	4
TOTAL ASSETS UNDER MANAGEMENT	$2,960	$3,113	$2,996	$2,987	$2,833	(5)	4

Private Banking	$1,880	$1,931	$1,817	$1,755	$1,664	(3)	13
Global Institutional	1,402	1,479	1,425	1,430	1,362	(5)	3
Global Funds	834	885	854	859	802	(6)	4
TOTAL CLIENT ASSETS (a)	$4,116	$4,295	$4,096	$4,044	$3,828	(4)	8

Assets under management rollforward
Beginning balance	$3,113	$2,996	$2,987	$2,833	$2,716
Net asset flows:
Liquidity	(52)	20	(11)	15	44
Fixed income	(3)	—	11	17	8
Equity	11	18	16	20	31
Multi-asset	6	6	3	2	6
Alternatives	5	10	3	10	3
Market/performance/other impacts	(120)	63	(13)	90	25
Ending balance	$2,960	$3,113	$2,996	$2,987	$2,833

Client assets rollforward
Beginning balance	$4,295	$4,096	$4,044	$3,828	$3,652
Net asset flows	(5)	109	75	75	130
Market/performance/other impacts	(174)	90	(23)	141	46
Ending balance	$4,116	$4,295	$4,096	$4,044	$3,828

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
INCOME STATEMENT
REVENUE
Principal transactions	$(161)	$26	$(103)	$(8)	$272	NM	NM
Investment securities gains/(losses)	(394)	52	(256)	(155)	14	NM	NM
All other income	210	58	117	(45)	96	262	119
Noninterest revenue	(345)	136	(242)	(208)	382	NM	NM
Net interest income	(536)	(681)	(1,054)	(961)	(855)	21	37
TOTAL NET REVENUE (a)	(881)	(545)	(1,296)	(1,169)	(473)	(62)	(86)

Provision for credit losses	29	23	(7)	49	16	26	81

NONINTEREST EXPENSE	184	251	160	515	876	(27)	(79)
Income/(loss) before income tax expense/(benefit)	(1,094)	(819)	(1,449)	(1,733)	(1,365)	(34)	20
Income tax expense/(benefit) (b)	(238)	(169)	(533)	(438)	(513)	(41)	54
NET INCOME/(LOSS) (b)	$(856)	$(650)	$(916)	$(1,295)	$(852)	(32)	—

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(944)	(480)	(1,198)	(1,081)	(705)	(97)	(34)
Other Corporate	63	(65)	(98)	(88)	232	NM	(73)
TOTAL NET REVENUE	$(881)	$(545)	$(1,296)	$(1,169)	$(473)	(62)	(86)

NET INCOME/(LOSS)
Treasury and CIO	(748)	(428)	(998)	(956)	(675)	(75)	(11)
Other Corporate (b)	(108)	(222)	82	(339)	(177)	51	39
TOTAL NET INCOME/(LOSS) (b)	$(856)	$(650)	$(916)	$(1,295)	$(852)	(32)	—

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,539,844	$1,518,100	$1,459,283	$1,382,653	$1,409,564	1	9
Loans	1,957	1,770	1,697	1,530	1,627	11	20

Headcount (c)	39,802	38,952	38,302	37,520	38,168	2	4

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$(394)	$52	$(256)	$(155)	$14	NM	NM
Available-for-sale securities (average)	304,314	290,590	223,747	342,338	372,443	5	(18)
Held-to-maturity securities (average) (d)	364,814	349,989	339,544	240,696	207,957	4	75
Investment securities portfolio (average)	$669,128	$640,579	$563,291	$583,034	$580,400	4	15
Available-for-sale securities (period-end)	310,909	306,352	249,484	230,127	377,911	1	(18)
Held-to-maturity securities, net of allowance for credit losses (period-end) (d)	366,585	363,707	343,542	341,476	217,452	1	69
Investment securities portfolio, net of allowance for credit losses (period-end) (e)	$677,494	$670,059	$593,026	$571,603	$595,363	1	14

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $58 million, $60 million, $64 million, $66 million and $67 million for the three months ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, respectively.
(b)In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior-period amounts have been revised to conform with the current presentation.
(c)During the six months ended June 30, 2021, 1,155 technology and risk management employees were transferred from Corporate to CIB.
(d)During 2021, the Firm transferred $104.5 billion of investment securities from AFS to HTM for capital management purposes.
(e)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, the allowance for credit losses on investment securities was $41 million, $42 million, $73 million, $87 million and $94 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
										Mar 31, 2022
										Change
	Mar 31,	Dec 31,		Sep 30,		Jun 30,		Mar 31,		Dec 31,	Mar 31,
	2022	2021		2021		2021		2021		2021	2021
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$296,161	$295,556		$298,308		$297,731		$302,392		—%	(2)%
Loans held-for-sale and loans at fair value	16,328	27,750		29,856		31,954		22,516		(41)	(27)
Total consumer, excluding credit card loans	312,489	323,306		328,164		329,685		324,908		(3)	(4)

Credit card loans
Loans retained	152,283	154,296		143,166		141,079		131,772		(1)	16
Loans held-for-sale	—	—		—		723		721		—	NM
Total credit card loans	152,283	154,296		143,166		141,802		132,493		(1)	15
Total consumer loans	464,772	477,602		471,330		471,487		457,401		(3)	2

Wholesale loans (b)
Loans retained	569,953	560,354		532,786		524,855		514,478		2	11
Loans held-for-sale and loans at fair value	38,560	39,758		40,499		44,612		39,428		(3)	(2)
Total wholesale loans	608,513	600,112		573,285		569,467		553,906		1	10

Total loans	1,073,285	1,077,714		1,044,615		1,040,954		1,011,307		—	6
Derivative receivables	73,636	57,081		67,908		66,320	(g)	68,896	(g)	29	7
Receivables from customers (c)	68,473	59,645		58,752		59,609		58,180		15	18
Total credit-related assets	1,215,394	1,194,440		1,171,275		1,166,883		1,138,383		2	7

Lending-related commitments
Consumer, excluding credit card	47,103	45,334		56,684		56,875		56,245		4	(16)
Credit card (d)	757,283	730,534		710,610		682,531		674,367		4	12
Wholesale	497,232	486,445	(g)	499,236	(g)	502,616		481,244		2	3
Total lending-related commitments	1,301,618	1,262,313		1,266,530		1,242,022		1,211,856		3	7

Total credit exposure	$2,517,012	$2,456,753		$2,437,805		$2,408,905		$2,350,239		2	7

Memo: Total by category
Consumer exposure (e)	$1,269,158	$1,253,470		$1,238,624		$1,210,893		$1,188,013		1	7
Wholesale exposure (f)	1,247,854	1,203,283		1,199,181		1,198,012		1,162,226		4	7
Total credit exposure	$2,517,012	$2,456,753		$2,437,805		$2,408,905		$2,350,239		2	7

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2022
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2022	2021	2021	2021	2021	2021	2021
NONPERFORMING ASSETS (a)(b)
Consumer nonaccrual loans
Loans retained	$4,485	$4,878	$4,911	$5,183	$5,382	(8)%	(17)%
Loans held-for-sale and loans at fair value	525	472	440	475	608	11	(14)
Total consumer nonaccrual loans	5,010	5,350	5,351	5,658	5,990	(6)	(16)

Wholesale nonaccrual loans
Loans retained	2,289	2,054	2,084	2,698	3,015	11	(24)
Loans held-for-sale and loans at fair value	459	391	808	716	701	17	(35)
Total wholesale nonaccrual loans	2,748	2,445	2,892	3,414	3,716	12	(26)

Total nonaccrual loans (c)	7,758	7,795	8,243	9,072	9,706	—	(20)

Derivative receivables	597	316	393	481	284	89	110
Assets acquired in loan satisfactions	250	235	246	249	267	6	(6)
Total nonperforming assets	8,605	8,346	8,882	9,802	10,257	3	(16)
Wholesale lending-related commitments (d)	767	764	641	851	800	—	(4)
Total nonperforming exposure	$9,372	$9,110	$9,523	$10,653	$11,057	3	(15)

NONACCRUAL LOAN-RELATED RATIOS (b)
Total nonaccrual loans to total loans	0.72%	0.72%	0.79%	0.87%	0.96%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.60	1.65	1.63	1.72	1.84
Total wholesale nonaccrual loans to total
wholesale loans	0.45	0.41	0.50	0.60	0.67

(a)At March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021 and March 31, 2021, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $598 million, $623 million, $644 million, $713 million and $798 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $6 million, $5 million, $5 million, $7 million and $8 million, respectively. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2021 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At March 31, 2022, December 31, 2021 and September 30, 2021, nonperforming assets excluded PPP loans 90 or more days past due and insured by the SBA of $236 million, $633 million and $5 million. respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(c)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(d)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q22 Change
	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$16,386	$18,150	$19,500	$23,001	$28,328	(10)%	(42)%
Net charge-offs:
Gross charge-offs	976	968	940	1,188	1,468	1	(34)
Gross recoveries collected	(394)	(418)	(416)	(454)	(411)	6	4
Net charge-offs	582	550	524	734	1,057	6	(45)
Provision for loan losses	1,368	(1,214)	(819)	(2,759)	(4,279)	NM	NM
Other	20	—	(7)	(8)	9	NM	122
Ending balance	$17,192	$16,386	$18,150	$19,500	$23,001	5	(25)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,261	$2,305	$2,998	$2,516	$2,409	(2)	(6)
Provision for lending-related commitments	96	(43)	(694)	481	107	NM	(10)
Other	1	(1)	1	1	—	NM	NM
Ending balance	$2,358	$2,261	$2,305	$2,998	$2,516	4	(6)

ALLOWANCE FOR INVESTMENT SECURITIES	$41	$42	$73	$87	$94	(2)	(56)

Total allowance for credit losses	$19,591	$18,689	$20,528	$22,585	$25,611	5	(24)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.06%	0.04%	(0.01)%	(0.04)%	0.03%
Credit card retained loans	1.37	1.28	1.39	2.24	2.97
Total consumer retained loans	0.50	0.45	0.44	0.67	0.93
Wholesale retained loans	0.02	0.03	0.03	0.01	0.04
Total retained loans	0.24	0.22	0.21	0.31	0.45

Memo: Average retained loans
Consumer retained, excluding credit card loans	$295,460	$296,423	$298,019	$298,823	$302,055	—	(2)
Credit card retained loans	149,398	148,471	141,371	135,430	134,155	1	11
Total average retained consumer loans	444,858	444,894	439,390	434,253	436,210	—	2
Wholesale retained loans	559,395	541,183	528,979	519,902	515,858	3	8
Total average retained loans	$1,004,253	$986,077	$968,369	$954,155	$952,068	2	5

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2022
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2022	2021	2021	2021	2021	2021	2021
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(644)	$(665)	$(571)	$(557)	$(348)	3%	(85)%
Portfolio-based	2,538	2,430	2,445	2,455	3,030	4	(16)
Total consumer, excluding credit card	1,894	1,765	1,874	1,898	2,682	7	(29)
Credit card
Asset-specific (b)	262	313	383	443	522	(16)	(50)
Portfolio-based	9,988	9,937	11,267	12,057	13,778	1	(28)
Total credit card	10,250	10,250	11,650	12,500	14,300	—	(28)
Total consumer	12,144	12,015	13,524	14,398	16,982	1	(28)
Wholesale
Asset-specific (c)	485	263	357	488	529	84	(8)
Portfolio-based	4,563	4,108	4,269	4,614	5,490	11	(17)
Total wholesale	5,048	4,371	4,626	5,102	6,019	15	(16)
Total allowance for loan losses	17,192	16,386	18,150	19,500	23,001	5	(25)
Allowance for lending-related commitments	2,358	2,261	2,305	2,998	2,516	4	(6)
Allowance for investment securities	41	42	73	87	94	(2)	(56)
Total allowance for credit losses	$19,591	$18,689	$20,528	$22,585	$25,611	5	(24)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.64%	0.60%	0.63%	0.64%	0.89%
Credit card allowance to total credit card retained loans	6.73	6.64	8.14	8.86	10.85
Wholesale allowance to total wholesale retained loans	0.89	0.78	0.87	0.97	1.17
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	0.95	0.84	0.93	1.05	1.26
Total allowance to total retained loans	1.69	1.62	1.86	2.02	2.42
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	42	36	38	37	50
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	102	89	93	89	104
Wholesale allowance to wholesale retained nonaccrual loans	221	213	222	189	200
Total allowance to total retained nonaccrual loans	254	236	259	247	274

(a)Includes collateral-dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(e)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2021 Form 10-K.

	QUARTERLY TRENDS
						1Q22 Change
(in millions, except rates)	1Q22	4Q21	3Q21	2Q21	1Q21	4Q21	1Q21

Net interest income - reported	$13,872	$13,601	$13,080	$12,741	$12,889	2%	8%
Fully taxable-equivalent adjustments	98	108	104	109	109	(9)	(10)
Net interest income - managed basis (a)	$13,970	$13,709	$13,184	$12,850	$12,998	2	7
Less: Markets net interest income	2,218	2,066	1,967	1,987	2,223	7	—
Net interest income excluding Markets (a)	$11,752	$11,643	$11,217	$10,863	$10,775	1	9

Average interest-earning assets	$3,401,951	$3,337,855	$3,219,786	$3,177,195	$3,126,569	2	9
Less: Average Markets interest-earning assets	963,845	908,093	894,892	882,848	866,591	6	11
Average interest-earning assets excluding Markets	$2,438,106	$2,429,762	$2,324,894	$2,294,347	$2,259,978	—	8

Net yield on average interest-earning assets - managed basis	1.67%	1.63%	1.62%	1.62%	1.69%
Net yield on average Markets interest-earning assets	0.93	0.90	0.87	0.90	1.04
Net yield on average interest-earning assets excluding Markets	1.95	1.90	1.91	1.90	1.93

Noninterest revenue - reported	$16,845	$15,656	$16,567	$17,738	$19,377	8	(13)
Fully taxable-equivalent adjustments	775	984	690	807	744	(21)	4
Noninterest revenue - managed basis	$17,620	$16,640	$17,257	$18,545	$20,121	6	(12)
Less: Markets noninterest revenue	6,535	3,222	4,302	4,800	6,827	103	(4)
Noninterest revenue excluding Markets	$11,085	$13,418	$12,955	$13,745	$13,294	(17)	(17)

Memo: Markets total net revenue	$8,753	$5,288	$6,269	$6,787	$9,050	66	(3)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.